EXHIBIT 14

POWERS OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Arthur C. Schneider, a Director, Senior Vice President and Chief Tax Officer of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA CC	Advisor’s Edge Variable Annuity	811-06564
Separate Account VA CC	Advisor’s Edge Select Variable Annuity	811-06564
Separate Account VA DD	Vanguard Variable Annuity	811-06144
Separate Account VA U	WRL Freedom Premier III	811-21427
WRL Series Annuity Account	WRL Freedom Attainer	811-05672
WRL Series Annuity Account	WRL Freedom Conqueror	811-05672
WRL Series Annuity Account	WRL Freedom Premier	811-05672
WRL Series Annuity Account	WRL Freedom Wealth Creator	811-05672

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of October, 2014.

/s/ Arthur C. Schneider
Arthur C. Schneider, Director, Senior Vice President and Chief Tax Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Brenda K. Clancy, a Director, Chairman of the Board, Chief Executive Officer and President of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA CC	Advisor’s Edge Variable Annuity	811-06564
Separate Account VA CC	Advisor’s Edge Select Variable Annuity	811-06564
Separate Account VA DD	Vanguard Variable Annuity	811-06144
Separate Account VA U	WRL Freedom Premier III	811-21427
WRL Series Annuity Account	WRL Freedom Attainer	811-05672
WRL Series Annuity Account	WRL Freedom Conqueror	811-05672
WRL Series Annuity Account	WRL Freedom Premier	811-05672
WRL Series Annuity Account	WRL Freedom Wealth Creator	811-05672

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of October, 2014.

/s/ Brenda K. Clancy
Brenda K. Clancy, Director, Chairman of the Board, Chief Executive Officer and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, C. Michiel van Katwijk, a Director, Senior Vice President, Chief Financial Officer and Treasurer of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA CC	Advisor’s Edge Variable Annuity	811-06564
Separate Account VA CC	Advisor’s Edge Select Variable Annuity	811-06564
Separate Account VA DD	Vanguard Variable Annuity	811-06144
Separate Account VA U	WRL Freedom Premier III	811-21427
WRL Series Annuity Account	WRL Freedom Attainer	811-05672
WRL Series Annuity Account	WRL Freedom Conqueror	811-05672
WRL Series Annuity Account	WRL Freedom Premier	811-05672
WRL Series Annuity Account	WRL Freedom Wealth Creator	811-05672

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of October, 2014.

/s/ C. Michiel van Katwijk
C. Michiel van Katwijk
Director, Senior Vice President, Chief Financial Officer and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jason Orlandi, a Director, Senior Vice President, General Counsel and Secretary of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA CC	Advisor’s Edge Variable Annuity	811-06564
Separate Account VA CC	Advisor’s Edge Select Variable Annuity	811-06564
Separate Account VA DD	Vanguard Variable Annuity	811-06144
Separate Account VA U	WRL Freedom Premier III	811-21427
WRL Series Annuity Account	WRL Freedom Attainer	811-05672
WRL Series Annuity Account	WRL Freedom Conqueror	811-05672
WRL Series Annuity Account	WRL Freedom Premier	811-05672
WRL Series Annuity Account	WRL Freedom Wealth Creator	811-05672

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of October, 2014.

/s/ Jason Orlandi
Jason Orlandi, Director, Senior Vice President, General Counsel and Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Mark W. Mullin, a Director of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan and Ayla Nazli and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA CC	Advisor’s Edge Variable Annuity	811-06564
Separate Account VA CC	Advisor’s Edge Select Variable Annuity	811-06564
Separate Account VA DD	Vanguard Variable Annuity	811-06144
Separate Account VA U	WRL Freedom Premier III	811-21427
WRL Series Annuity Account	WRL Freedom Attainer	811-05672
WRL Series Annuity Account	WRL Freedom Conqueror	811-05672
WRL Series Annuity Account	WRL Freedom Premier	811-05672
WRL Series Annuity Account	WRL Freedom Wealth Creator	811-05672

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of October, 2014.

/s/ Mark W. Mullin
Mark W. Mullin, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Robert J. Kontz, a Director and Vice President of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA CC	Advisor’s Edge Variable Annuity	811-06564
Separate Account VA CC	Advisor’s Edge Select Variable Annuity	811-06564
Separate Account VA DD	Vanguard Variable Annuity	811-06144
Separate Account VA U	WRL Freedom Premier III	811-21427
WRL Series Annuity Account	WRL Freedom Attainer	811-05672
WRL Series Annuity Account	WRL Freedom Conqueror	811-05672
WRL Series Annuity Account	WRL Freedom Premier	811-05672
WRL Series Annuity Account	WRL Freedom Wealth Creator	811-05672

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of October, 2014.

/s/ Robert J. Kontz
Robert J. Kontz, Director and Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Scott W. Ham, a Director and Division President – Life & Protection of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA CC	Advisor’s Edge Variable Annuity	811-06564
Separate Account VA CC	Advisor’s Edge Select Variable Annuity	811-06564
Separate Account VA DD	Vanguard Variable Annuity	811-06144
Separate Account VA U	WRL Freedom Premier III	811-21427
WRL Series Annuity Account	WRL Freedom Attainer	811-05672
WRL Series Annuity Account	WRL Freedom Conqueror	811-05672
WRL Series Annuity Account	WRL Freedom Premier	811-05672
WRL Series Annuity Account	WRL Freedom Wealth Creator	811-05672

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of October, 2014.

/s/ Scott W. Ham
Scott W. Ham, Director and Division President – Life & Protection

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Chad Noehren, Corporate Controller of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan and Ayla Nazli and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA CC	Advisor’s Edge Variable Annuity	811-06564
Separate Account VA CC	Advisor’s Edge Select Variable Annuity	811-06564
Separate Account VA DD	Vanguard Variable Annuity	811-06144
Separate Account VA U	WRL Freedom Premier III	811-21427
WRL Series Annuity Account	WRL Freedom Attainer	811-05672
WRL Series Annuity Account	WRL Freedom Conqueror	811-05672
WRL Series Annuity Account	WRL Freedom Premier	811-05672
WRL Series Annuity Account	WRL Freedom Wealth Creator	811-05672

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of April, 2015.

/s/ Chad Noehren
Chad Noehren, Corporate Controller